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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 24, 2003
              (Date of Earliest Event Reported: November 19, 2003)



                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-14365                            76-0568816
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On November 19, 2003, we entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. relating to the offering and sale (the "Offering") by El Paso of up to 8,790,436 shares of common stock, par value $3.00 per share, of El Paso. On November 20, 2003, we filed a Prospectus Supplement relating to the Offering, dated November 20, 2003, to the Prospectus dated February 27, 2002 (the "Prospectus"), included as part of the Registration Statement on Form S-3 of El Paso (File Nos. 333-82412, 333-82412-01 and 333-82412-02) (the "Registration Statement").

         A copy of an agreement and opinion related to the Offering are attached hereto and are incorporated by reference in their entirety into the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)     Exhibits.

                 EXHIBIT
                 NUMBER         DESCRIPTION
                 -------        -----------

                   1 Underwriting Agreement, dated November 19, 2003, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. in connection with the offer and sale of up to 8,790,436 shares of Common Stock.

                   5 Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EL PASO CORPORATION



                                       By:      /s/ Jeffrey I. Beason
                                          --------------------------------------
                                                    Jeffrey I. Beason
                                                  Senior Vice President
                                                      and Controller
                                              (Principal Accounting Officer)

Dated:  November 24, 2003
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                                  EXHIBIT INDEX

             EXHIBIT
             NUMBER         DESCRIPTION
             -------        -----------

                1 Underwriting Agreement dated November 19, 2003, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. in connection with the offer and sale of up to 8,790,436 shares of Common Stock.

                5 Opinion of Locke Liddell & Sapp LLP regarding the legality of the Common Stock.